Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Acquires Platform Company in Tennessee

Company Expands Infrastructure Business in Tennessee with Experienced Management Team

Adds Hot-Mix Asphalt Plant and Specialized Pavement Preservation Business
DOTHAN, AL, May 1, 2025 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired PRI of East Tennessee, Inc., an asphalt manufacturing and construction business headquartered in Knoxville, Tennessee, and Pavement Restorations, Inc., a pavement preservation business headquartered in Milan, Tennessee (collectively, “PRI”). From its hot-mix asphalt plant in Knoxville, PRI provides construction and paving services for a variety of public and private projects in northeastern Tennessee. PRI is also a leading asphalt repair contractor providing pavement preservation and specialized sitework services.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome PRI and its nearly 300 employees to the CPI family of companies as our platform company in Tennessee. With today’s transaction, we now stretch the length of the state, from Knoxville in the east to the greater Memphis metro area in the west. The combined PRI organization, led by Jon Hargett as President and Greg Ailshie as Senior Vice President, will benefit from the technical expertise and visionary leadership of two industry veterans with decades of experience operating in Tennessee. The State of Tennessee is ripe with organic and acquisitive growth opportunities, driven by strong economic growth, favorable demographic trends, and a healthy transportation funding program. We intend to transition the management of our pre-existing Tennessee operations, which include three hot-mix asphalt plants in the Nashville metro area, to PRI, and we look forward to continued success in that dynamic market. In addition, as our states, municipalities and private customers seek innovative solutions for protecting and extending the life of their pavements, PRI’s specialized crews and equipment complement our current operations well and further enhance our ability to meet this growing demand as a leader in the pavement preservation industry.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:

Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600